EXHIBIT 10(gggg)


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                               TIREX AMERICA INC.

                              ---------------------

                                    CORPORATE
                                       AND
                        UNITED STATES SECURITIES COUNSEL
                              EMPLOYMENT AGREEMENT

                              ---------------------

         This  Corporate  and  United  States  Securities   Counsel   Employment
Agreement (the "Agreement") is made and entered into as of this 22nd day of December 1996 (the "Effective Date") by and between

                               Tirex America Inc.
                               3767 Thimens
                               Ville St. Laurent
                               Quebec, Canada H4R 1W4

                                Tirex Canada Inc.
                                3767 Thimens
                                Ville St. Laurent
                                Quebec, Canada H4R 1W4

                                              (collectively, the "Corporation"*)
                                       and

                                Frances Katz Levine
                                621 Clove Road
                                Staten Island, NY 10310
                                              (the "Employee").

         Whereas, the Employee and the Corporation were parties to a certain employment agreement, dated as of January 18, 1995, as amended as of May 31, 1996 (the "Executive Agreement") pursuant to which the Employee served as Secretary and General Counsel to the Corporation and which Executive Agreement the parties agree shall be terminated upon execution of this Agreement and a certain Release of even date herewith from the Corporation and each of its directors to the Employee.

         Whereas, the Corporation desires to employ the Employee as its Corporate and United States Securities Counsel and the Employee is willing to accept such employment by the Corporation, on the terms and subject to the conditions set forth in this Agreement.


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         Whereas,  because of the Corporation's lack of financial resources, the
Employee was compensated for services rendered by her under the Executive Agreement by way of the issuance of unregistered shares of the common stock of Tirex (the "Compensation Shares") in lieu of cash salary payments, which Compensation Shares were issued by the Corporation and accepted by the Employee on the basis of such shares eventually having some liquid value through the market sale thereof pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") provided by Rule 144 thereof ("Rule 144") and/or pursuant to the registration of such shares by the Corporation under the Securities Act pursuant to a Form S-8 registration statement or such other Form as should be available and practicable for such purpose;

         Whereas, because the Corporation may during the term of this Agreement continue to lack the financial resources to meet its financial obligations hereunder in cash, the parties acknowledge that the Employee may receive compensation under the terms of this Agreement by way of the issuance of additional Compensation Shares in lieu of cash and that such Shares will be issued and accepted on the basis of such shares eventually having some liquid value through the market sale thereof pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") provided by Rule 144 thereof ("Rule 144") and/or pursuant to the registration of such shares by the Corporation under the Securities Act pursuant to a Form S-8 registration statement or such other Form as should be available and practicable for such purpose;

         Whereas, The Corporation is a "start-up" company in its very early stage of development, with negligible or no hard assets, no income, no operations, and no financial resources on hand to finance the development of its technology and the commencement of operations. Its future financial prospects and position are therefore highly contingent and impossible to predict. Based upon the foregoing, unregistered shares of the Corporation's common stock, which cannot be sold into the public market for an extended period of time, have a value which reflects the Corporation's poor financial position and uncertain future, and can be expected to be saleable by the Corporation, in arm's length transactions, for not more than fifty percent (50%) of the current market value of the publicly traded stock of the Corporation or for substantially less.

         Now Therefore, it is agreed as follows:

1. Definitions

         For the purposes of this Agreement the following terms shall have the following meanings:

         1.0 The "Corporation" shall mean Tirex America Inc. and Tirex Canada Inc., and all other corporations, partnerships, or other entities, now or in the future controlled by, under common control with, or in control of, Tirex America Inc., jointly and severally.


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         1.1  "Change in Control"  shall mean (i) the time that the  Corporation first determines that any person and all other persons who constitute a group (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 ("Exchange Act") have acquired direct or indirect beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of twenty percent (20%) or more of the Corporation's outstanding securities, unless a majority of the "Continuing Directors", as that term is defined in Paragraph 1.3, approves the acquisition not later than ten (10) business days after the Corporation makes that determination, or (ii) the first day on which a majority of the members of the Corporation's Board of Directors are not "Continuing Directors."

         1.2 "Compensation Shares" shall mean all shares of the common stock of Tirex America hereafter issued to the Employee in lieu of cash salary payments as compensation for services rendered pursuant to the terms of this agreement as well as all shares heretofore issued to the Employee in lieu of cash salary payments as compensation for services rendered pursuant to the terms of a certain Executive Agreement, dated as of January 18, 1995, as amended as of May 31, 1996.

         1.3 "Constructive Termination" shall mean termination by the Corporation of the Employee's employment by reason of material breach of this Agreement or by the Corporation's violation, against the Employee's advice or without the Employee's knowledge, of the laws of any jurisdiction if such violation could reflect upon the reputation of the Employee as an attorney at law or involve, or give the appearance of involving, any misconduct by the
Employee. If caused by a breach of this agreement, such "Constructive Termination" to be effective upon 30 days written notice thereof from the Employee to the Corporation; If caused by a violation of the law, such "Constructive Termination" to be effective immediately upon written notice thereof from the Employee to the Corporation;

         1.4 "Continuing Directors" shall mean, as of any date of determination, any member of the Board of Directors of the Corporation who (i) was a member of that Board of Directors on January 19, 1995, (ii) has been a member of that Board of Directors for the two years immediately preceding such date of determination, or (iii) was nominated for election or elected to the Board of Directors with the affirmative vote of the greater of (x) a majority of the Continuing Directors who were members of the Board at the time of such nomination or election or (y) at least four Continuing Directors.

         1.5      "Effective Date"  shall mean January 8, 1997.

         1.6 Termination For Cause" shall mean termination by the Corporation of the Employee's employment by the Corporation by reason of the Employee's willful dishonesty towards, fraud upon, or deliberate injury or attempted injury to, the Corporation or by reason of the Employee's willful material breach of this Agreement which has resulted in material injury to the Corporation. For purposes of this paragraph, no act, or failure to act, on the Employee's part shall be considered "willful" or "deliberate" unless done, or omitted to be done, by her not in good faith and without reasonable belief that her action or omission was in the best interest


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of the Corporation and the  Corporation's  retention of Outside Counsel pursuant to Paragraph 3.1 hereof, or otherwise, at the volition of the Corporation or of the Employee shall not under any circumstances whatsoever constitute "Cause" for termination of this Agreement. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for Cause without (i) written notice to the Employee setting forth the reasons for the Corporation's intention to terminate for Cause, (ii) an opportunity on not less than 20 days written notice from the Corporation to the Employee for the Employee, together with her counsel, to be heard before the full Board of Directors of the Corporation, and
(iii) delivery to the Employee of a Notice of Termination as defined in Paragraph 6.9 hereof from the Board of Directors finding that, following such hearing before the Board, in the good faith opinion of such Board, the Employee was guilty of conduct set forth above and specifying the particulars thereof in detail.

         1.7 "Termination for 'Good Reason'" shall mean termination by the Employee of the Employee's employment by the Corporation because of: (i) a "Change in Control", as defined in Paragraph 1.1, above, (ii) a failure by the Corporation to comply with any material provision of this Agreement which has not been cured within ten (10) days after notice of such noncompliance has been given by the Employee to the Company, (iii) the determination by the Employee that because of changes in the composition or policies of the Board of Directors of the Corporation, or of other events or occurrences of material effect, that the Employee can no longer properly and effectively discharge her responsibilities as Corporate and United States Securities Counsel of the Corporation after giving the Corporation not less than thirty (30) days prior written notice of the effective date of such termination, or (iv) any purported termination of the Employee's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of Paragraph 6.9 hereof (and for purposes of this agreement no such purported termination shall be effective).

         1.8 "Termination Other Than For Cause" shall mean termination by the Corporation of the Employee's employment by the Corporation (other than in a Termination for Cause) and shall include "Constructive Termination", as that term is defined in Paragraph 1.2.

         1.9 "Termination Upon a Change in Control" shall mean a termination by the Corporation of the Employee's employment with the Corporation within 120 days following a "Change in Control", as that term is defined in Paragraph 1.1.

         1.10 "Voluntary Termination" shall mean termination by the Employee of the Employee's employment by the Corporation other than (i) Constructive Termination, (ii) Termination Upon a Change in Control, (iii) Termination for Good Reason, and (iv) termination by reason of the Employee's death or disability as described in Paragraphs 6.4 and 6.5.

2. Employment

         During the term of this Agreement, the Employee agrees to be employed by the Corporation and to serve as its Corporate and United States Securities Counsel, and the Corporation agrees to employ and retain the Employee in such capacity.


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3. Duties and Responsibilities

         3.1 The services to be rendered by the Employee as Corporate and United States Securities Counsel shall be of a legal and non-business nature and shall consist of those corporate and United States securities legal services specifically requested by the Corporation, by way of providing legal advice and guidance, reviewing and/or drafting related documents; filing such documents with appropriate authorities; attending meetings and conferences; and communicating and dealing with federal and state agencies, securities exchanges and associations, transfer agents, attorneys, accountant, stockholders and all other appropriate persons and all related legal services, except that, to the extent that any such required services shall, in the judgment of either the Corporation or the Employee, be beyond the expertise of capacity of the Employee or shall, for any other reason whatsoever, not be able to be performed by the Employee, the Corporation shall engage other appropriate legal counsel for the performance of such services ("Outside Counsel").

         3.2 Employee shall devote such of her time, energy, and skill to the affairs of the Corporation, as shall be required for her duties, reporting solely to the its President, and at all times during the term of this Agreement the Employee shall have powers and duties at least commensurate with her position as Corporate and United States Securities Counsel.

         3.3 The Corporation hereby acknowledges that the Employee has reviewed with the Board of Directors of this corporation, her present directorships and other positions held by her in business organizations and legal practices, and the Corporation agrees to and approves of the Employee's continuance in such present capacities unless the Board determines, in a particular case, that there is a potential material conflict with the business of the Corporation. Any future proposed directorships and positions which may pose a potential conflict with the business of the Corporation shall be subject to review by the Corporation's Board of Directors, providing however, that such Board shall not prohibit any such activities unless such potential material conflict with the business of the Corporation shall exist.

4. Term of Employment

         The term of employment of the Employee by the Corporation shall be for a period of four (4) years beginning with the Effective Date (the "Initial Term"), unless terminated earlier pursuant to Section 6. At any time prior to the expiration of the Initial Term, the Corporation and the Employee may by mutual written agreement extend the Employee's employment under the terms of this Agreement for such additional periods as they shall mutually agree.

5. Salary, Benefits and Bonus Compensation

         5.1 Base Salary. As payment for the services to be rendered by the Employee as provided in Section 3, the Corporation agrees to pay to the Employee a "Base Salary" for the twelve (12) calendar months beginning the Effective Date at the rate of one hundred fifty


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thousand dollars  ($150,000) per annum payable in 12 equal monthly  installments of $12,500 subject to annual review and increase, as the board of directors shall determine, provided however that the Employee shall be considered for bonuses or salary increases at such times as the Corporation is considering granting bonuses or salary increases to its executive officers and directors other than the Chief Executive Officer. The Corporation shall promptly notify the Employee of bonuses and salary increases granted to any of the executive officers and/or directors of the Corporation. A failure to so notify the Employee pursuant to this paragraph 5.1 shall be considered a material breach of this agreement. All salary increases shall be reviewed annually by the Compensation Committee, if any shall be in existence.

         5.2 Bonuses. the Employee shall be eligible to receive a discretionary bonus for each year (or portion thereof) during the term of this Agreement and any extensions thereof, with the actual amount of any such bonus to be determined in the sole discretion of the Board of Directors based upon its evaluation of the Employee's performance during such year, provided however that the Employee shall be considered for bonuses at such times as the Corporation is considering granting bonuses to its executive officers and directors other than the Chief Executive Officer. The Corporation shall promptly notify the Employee of bonuses granted to any of the executive officers and/or directors of the Corporation. A failure to so notify the Employee pursuant to this paragraph 5.2 shall be considered a material breach of this agreement. All such bonuses shall be reviewed annually by the Compensation Committee, if any shall be in existence.

         5.3 Additional Benefits. During the term of this Agreement, the Employee shall be entitled to the following fringe benefits:

               5.3.1 Employee Benefits. The Employee shall be eligible to participate in such of the Corporation's benefits and deferred compensation plans as are now generally available or later made generally available to executive officers of , including, without limitation, the Corporation's Stock Option Plan, profit sharing plans, annual physical examinations, dental and medical plans, personal catastrophe and disability insurance, financial planning, retirement plans and supplementary executive retirement plans, if any. For purposes of establishing the length of service under any benefit plans or programs of the Corporation, the Employee's employment with will be deemed to have commenced on the Effective Date.

               5.3.2 Vacation. The Employee shall be entitled to vacation time during each year during the term of this Agreement and any extensions thereof, in an amount to be determined by the Employee in her sole discretion.


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               5.3.3   Automobile.  The  Corporation  shall provide the Employee
                       with the use of an automobile for the term of this agreement and any extensions thereof, or in lieu thereof, the Corporation shall provide the Employee with an automobile allowance equivalent to the highest such allowance received by any executive officer of the Corporation other than the Chief Executive Officer.

         5.4 Reimbursement for Expenses. During the term of this Agreement, the Corporation shall reimburse the Employee for reasonable and properly documented out-of-pocket business and/or entertainment expenses incurred by the Employee in connection with her duties under this Agreement, including without limitation cash payments, telecopier, telefax, courier, photocopier, travel and all other disbursements.

         5.5  Issuance of Stock in Lieu of Base Salary

         5.5.1 In the event that, from time to time, the Corporation shall not have the financial resources to pay the Base Salary, then, with the consent of the Employee, the Corporation's obligation to pay the Base Salary will be satisfied by the issuance to the Employee of shares of Compensation Shares, which shares shall constitute compensation pursuant to the terms of this Agreement, provided however that the Corporation will use its best efforts to allocate such cash resources as are available to it to meet any obligations which the Corporation may have under the United States Federal, State, or other applicable tax laws and provided further that, upon advice from the Corporation's and/or the Employee's tax accountant or attorney, the Corporation will amend any other aspects of this paragraph 5.5.1 if any changes are required in order for the Employee and the Corporation to be in compliance with such tax laws.

         5.5.2 All Compensation Shares will be issued to the Employee at a value equal to fifty percent (50%) of the average of the high and low bid prices of Tirex America's common stock as traded in the over-the-counter market and quoted in the NASDAQ Electronic Bulletin Board during the period when such Compensation Shares were earned.


         5.5.4 The Corporation shall on a continuing basis, upon the request of the Employee, register the Compensation Shares hereafter issued to the Employee in lieu of cash salary payments as compensation for services rendered pursuant to the terms of this Agreement and all Compensation Shares heretofore issued to the Employee in lieu of cash salary payments as compensation for services rendered pursuant to the terms of a certain Executive Agreement, dated as of January 18, 1995, as amended as of May 31, 1996, under a Registration Statement on Form S-8, including a Re-offer Prospectus, in amounts sufficient to allow the Employee to offer and sell thereunder, exclusive of any shares sold by the
Employee under Rule 144, during every three-month period, a number of Compensation Shares equal to one percent of the total number of shares of common stock of the Corporation then issued and outstanding. Notwithstanding the


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foregoing,  the  Corporation  shall be  under  no  obligation  to  register  any
Compensation Shares unless and until such shares shall have been held by the Employee for a period of not less than eighteen months or such other shorter period as the parties shall agree. Request for registration of any Compensation Shares which the Employee is entitled to have registered under the provisions of this Paragraph 5.5.4 shall be submitted by the Employee in writing at any time commencing ten days prior to the three-month period in which such Compensation Shares may be offered and sold.

         5.5.5 The Corporation acknowledges that it has received from the Employee good and adequate consideration for all of the Compensation Shares heretofore issued to her as compensation under the Executive Agreement, dated as of January 18, 1995, as amended as of May 31, 1996 and that any shares hereafter issued to the Employee as compensation under this Agreement will be, upon their issuance, fully paid and nonassessable and agrees that so long as all conditions for the sale of any of the Compensation Shares under Rule 144 shall be met, the Corporation shall not withhold or instruct its attorney to withhold the legal opinion letter required for the consummation of the sale of such Compensation Shares under Rule 144.

         5.5.6 In the event that the Corporation fails to register any of the Compensation Shares in accordance with Paragraph 5.5.4 above within ten business days of the Employee's submission of the written request therefor, the Corporation agrees that the Employee will be entitled to liquidated damages in an amount equal to three times the amount of any losses incurred by the Employee as a result of such failure to register such shares on a timely basis. In addition, if any of the Compensation Shares are eligible for sale in accordance with the requirements of Rule 144 and the Corporation fails to furnish the to Employee or the Corporation's transfer agent, as the case may be, the required legal opinion approving such Rule 144 sale within ten days of the request for such legal opinion, the Corporation agrees that the Employee will be entitled to liquidated damages in an amount equal to three times the amount of any losses incurred by the Employee as a result of such failure to furnish such legal opinion on a timely basis.

6. Termination

         6.1 Termination For Cause. Termination For Cause may be effected by the Corporation in accordance with the procedures set forth in Paragraph 1.6 at any time during the term of this Agreement and shall be effected by written notification to the Employee in accordance with Paragraph 6.9, below. Upon the effectiveness of a Termination For Cause, the Employee shall promptly be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension pay or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of in which the Employee is a participant to the full extent of the Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with her duties hereunder, all to the date of termination, but the Employee shall not be paid any other compensation or reimbursement of any kind.


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         6.2 Termination Other Than For Cause.  Notwithstanding anything else in this Agreement, the Corporation may effect a Termination Other Than For Cause at any time upon giving written notice to the Employee of such termination. Upon the effectiveness of any Termination Other Than For Cause, the Employee shall promptly be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of in which the Employee is a participant to the full extent of the Employee's rights under such plans (including accelerated vesting, if any, of awards granted to the Employee under the Corporation's stock option plan), accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with her duties hereunder, all to the date of termination, and all severance compensation as provided in Paragraph 7.1.

         6.3 Termination For Good Reason. Notwithstanding anything else in this Agreement, the Employee may effect a Termination for Good Reason at any time upon giving written notice to the Corporation of such termination in accordance with the provisions of Paragraph 6.9 hereof. Upon the effectiveness of any Termination for Good Reason the Employee shall promptly be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of in which the Employee is a participant to the full extent of the Employee's rights under such plans (including accelerated vesting, if any, of awards granted to the Employee under's stock option plan), accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with her duties hereunder, all to the date of termination, and all severance compensation as provided in Paragraph 7.1.

         6.4 Termination by Reason of Disability. If, during the term of this Agreement, the Employee fails to perform her duties under this Agreement on account of illness or physical or mental incapacity, and such illness or incapacity continues for a period of more than twelve (12) consecutive months, the Corporation shall have the right to terminate the Employee's employment hereunder by written notification to the Employee and payment to the Employee of all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of in which the Employee is a participant to the full extent of the Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with her duties hereunder, all to the date of termination, with the exception of medical and dental benefits which shall continue through the expiration of this Agreement, but the Employee shall not be paid any other compensation or reimbursement of any kind.

         6.5 Death. In the event of the Employee's death during the term of this Agreement, the Employee's employment shall be deemed to have terminated as of the last day of the month during which her death occurs and the Corporation shall promptly pay to her estate or such beneficiaries as the Employee may from time to time designate all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or


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profit  sharing  plan  benefits  which  will  be  paid in  accordance  with  the applicable plan), any benefits under any plans of in which the Employee is a participant to the full extent of the Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the
Employee  in  connection  with  her  duties  hereunder,   all  to  the  date  of
termination, but the Employee's estate shall not be paid any other compensation or reimbursement of any kind.

         6.6 Voluntary Termination. In the event of a Voluntary Termination, the Corporation shall promptly pay all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of in which the Employee is a participant to the full extent of the Employee's rights under such plans, accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with her duties hereunder, all to the date of termination, but no other compensation or reimbursement of any kind.

         6.7 Termination Upon a Change in Control. In the event of a Termination Upon the effectiveness of a Change in Control, the Employee shall immediately be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of in which the Employee is a participant to the full extent of the Employee's rights under such plans (including accelerated vesting, if any, of any awards granted to the Employee under the Corporation's Stock Option Plan), accrued vacation pay and any appropriate business expenses incurred by the
Employee in connection with her duties hereunder, all to the date of termination, and all severance compensation as provided in Paragraph 7.1.

         6.8 Constructive Termination. The Employee may give notice to the Corporation that the Corporation has effected a Constructive Termination of the Employee's employment by reason of the Corporation's material breach of this Agreement, by written notification to the Corporation in accordance with Paragraph 6.9, below. Upon the effectiveness of any Constructive Termination the Employee shall immediately be paid all accrued salary, bonus compensation to the extent earned, vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of the Corporation in which the Employee is a participant to the full extent of the Employee's rights under such plans (including accelerated vesting, if any, of any awards granted to the Employee under the Corporation's Stock Option Plan), accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with her duties hereunder, all to the date of termination, and all severance compensation provided in Paragraph 7.1.

         6.9 Notice of Termination. The Corporation may effect a termination of this Agreement pursuant to the provisions of this Section upon giving thirty
(30) days' written notice to the Employee of such termination. The Employee may effect a termination of this Agreement


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pursuant to the provisions of this Section upon giving thirty (30) days' written notice to the Corporation of such termination.

7. Severance Compensation

         7.1 Severance Compensation in the Event of: Termination Other Than for Cause Pursuant to Paragraph 6.2; Termination for Good Reason Pursuant to Paragraph 6.3; Termination Upon a Change in Control Pursuant to Paragraph 6.7; or a Constructive Termination Pursuant to Paragraph 6.8. In the event the Employee's employment is terminated in a termination: Other Than for Cause pursuant to Paragraph 6.2; for Good Reason pursuant to Paragraph 6.3; a Change in Control pursuant to Paragraph 6.7; or a Constructive Termination pursuant to Paragraph 6.8, the Employee shall be paid as severance compensation twice the amount of her Base Salary (at the rate payable at the time of such termination), for a period of twelve (12) months from the date of such termination. Notwithstanding anything in this Paragraph to the contrary, the Employee may in the Employee's sole discretion, by delivery of a notice to the Corporation within thirty (30) days following a Termination Upon a Change in Control, elect to receive from Compensation a lump sum severance payment by bank cashier's check equal to the present value of the flow of cash payments that would otherwise be paid to the Employee pursuant to this Paragraph. The Employee shall also be entitled to an accelerated vesting of any awards granted to the Employee under the Corporation's Stock Option Plan or any other employee or to the extent provided in the stock executive compensation plans then in effect, stock option or other affiliated agreement, if any, entered into at the time of grant or award. The Employee shall continue to accrue retirement benefits and shall continue to enjoy any benefits under any plans of in which the Employee is a participant to the full extent of the Employee's rights under such plans, including any perquisites provided under this Agreement, though the remaining term of this Agreement; provided, however, that the benefits under any such plans of in which the Employee is a participant, including any such perquisites, shall cease upon re-employment by a new employer. By way of additional severance compensation, the Corporation shall issue to the Employee within five (5) business days of the date of termination, a number of shares of the common stock of the Corporation equal to the number of shares of such common stock, if any, which the Employee shall have forfeited under the terms of the Stock Restriction Agreement, attached as Exhibit "A" hereto, which stock shall be fully registered under a Form S-8 registration statement, if available to the Corporation, or if such Form shall not be available to the Corporation, the Corporation shall immediately take steps to register such shares with the Securities and Exchange Commission on such Form of registration statement as shall then be available to the Corporation, including without limitation Form S-1.

         7.2 No Severance Compensation Upon Other Termination. In the event of Termination For Cause pursuant to Paragraph 6.1, or termination by reason of the Employee's Disability or Death pursuant to Paragraphs 6.4 or 6.5, or Voluntary Termination pursuant to Paragraph 6.6 hereof, neither the Employee nor her estate shall not be paid any severance compensation.


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8. Outside Activities of the Employee

         The  Corporation  acknowledges  that the Employee has  commitments  and business activities including the practice of law, not related to the Corporation. There shall be no restriction on the Employee's ability to fulfill such commitments or engage in such business activities, provided that during the term of the Employee's employment under this Agreement or for a period of six months after the termination of such employment (other than a Termination Other Than For Cause or a Termination Upon Change in Control) the Employee shall not divert away from, for the Employee's personal benefit, or for the benefit of an organization in which the Employee has a material financial interest, any opportunity, arising during such period, in the tire recycling industry unless the Board of Directors of the Corporation have determined not to pursue such opportunity.

9. Payment Obligations

         The Corporation's obligation to pay the Employee the compensation and to make the arrangements provided herein shall be unconditional, and the Employee shall have no obligation whatsoever to mitigate damages hereunder. If litigation after a Change in Control shall be brought to enforce or interpret any provision contained herein, the Corporation, to the extent permitted by applicable law and the Corporation's Articles of Incorporation and Bylaws, hereby indemnifies the Employee for the Employee's reasonable attorneys' fees and disbursements incurred in such litigation.

10. Confidentiality

         The Employee agrees that all confidential and proprietary information relating to the business of the Corporation shall be kept and treated as confidential both during and after the term of this Agreement, except as may be permitted in writing by the Corporation's Board of Directors or as such information is within the public domain or comes within the public domain without any breach of this Agreement.

11. Withholdings

         All compensation and benefits to the Employee hereunder shall be reduced by all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

12. Indemnification

         12.1 In addition to any rights to indemnification to which the Employee is entitled to under the Corporation's Articles of Incorporation and Bylaws, the Delaware Business Corporation Law or any successor provision thereof, and any other applicable state law, the Corporation shall at all times during and after the term of this Agreement indemnify and hold the Employee


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

harmless from and against any and all losses, claims, damages, liabilities and obligations of any kind and description, including any reasonable attorney fees incurred by the Employee in investigating, defending or settling such losses, claims, damages, liabilities and obligations, arising out of or in anyway connected with the Employee's serving as legal counsel to the Corporation pursuant to her engagement under this Agreement or her previous engagement under the Executive Agreement, dated January 18, 1995, as amended May 31, 1996, and the Corporation shall pay the Employee's expenses in defending any civil or criminal action, suit, or proceeding in advance of the final disposition of such action, suit or proceeding.

         12.2 The Employee agrees to give prompt notice to the Corporation immediately upon her having actual knowledge of any claims as to which indemnity shall or may be sought, and shall permit the Corporation (at its expense) to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Corporation, who shall conduct the defense of said claim or litigation, shall be reasonably satisfactory to the Employee, and the Employee may participate in such defense; provided, further, that the failure by the Employee to give notice as provided herein shall not relieve the Corporation of its obligations under Paragraph 12.1 hereof except to the extent that the failure results in an omission of actual notice to the Corporation and the Corporation is damaged solely as a result of the failure to give notice. The Corporation, in the defense of any such claim or litigation, shall not, except with the consent of the Employee, consent to the entry of any judgment or enter into any settlement that does not include as an unconditional term, the giving by the claimant or plaintiff to the Employee of a release from all liability in respect to such claim or litigation.

13. Notices

         Any notices permitted or required under this Agreement shall be delivered by hand, certified mail, or recognized overnight courier, in all cases with written proof of receipt required, addressed to the parties as set forth below and shall be deemed given upon receipt to the Corporation at:


                               Tirex America, Inc.
                               3767 Thimens, Suite 207
                               Ville St. Laurent, Quebec
                               H4R 1W4

addressed to the Employee at:

                               Frances Katz Levine
                               621 Clove Road
                               Staten Island, NY 10310


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or at any other address as any party may, from time to time, designate by notice given in compliance with this Paragraph.

14. Law Governing

         This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

15. General

         15.1 Titles and Captions. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

         15.2 Entire Agreement. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.

         15.3 Agreement Binding. This Agreement shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

         15.4 Attorney Fees. In the event an arbitration, suit or action is brought by any party under this Agreement to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party shall be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

         15.5 Computation of Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

         15.6 Pronouns and Plurals. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of the person or persons may require.

         15.7 Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.


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

         15.8 Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement.

         15.9 Parties in Interest. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

         15.10 Savings Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

                                                    TIREX AMERICA, INC.



                                                    By /s/ Terence C. Byrne
                                                      --------------------------
                                                     Terence C. Byrne, President


                                                    TIREX CANADA, INC.



                                                    By /s/ Terence C. Byrne
                                                      --------------------------
                                                     Terence C. Byrne, President


                                                    By/s/ Frances Katz Levine
                                                      --------------------------
                                                      Frances Katz Levine


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